SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 23, 2003

                                   ----------

                           GREG MANNING AUCTIONS, INC.

             (Exact name of registrant as specified in its charter)




             Delaware                      1-11988               22-2365834
 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
  Incorporation or Organization)                             Identification No.)



          775 Passaic Avenue,
       West Caldwell, New Jersey                                    07006
    (Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code: (973) 882-0004

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Item 5.           Other Events.

On September 23, 2003, Greg Manning Auctions, Inc. issued a press release setting forth earnings guidance for its first fiscal quarter as well as for its fiscal year ending June 30, 2004. The press release is filed herewith as Exhibit 99.


Item 7.           Financial Statements and Exhibits.

 (c)        Exhibits
            --------

      99 Press release, dated September 23, 2003, issued by Greg Manning Auctions, Inc.

                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2003

                                    GREG MANNING AUCTIONS, INC.



                                    By: /s/Larry Crawford
                                       -----------------------------
                                    Larry Crawford
                                    Chief Financial Officer